PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




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Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement             [ ]        Confidential, For Use
                                                           of the Commission
                                                           Only (as permitted by
                                                           Rule 14a-6(e)(2)
[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Rule 14a-(11(c) or Rule 14a-12

                                 SMARTPROS LTD.
                (Name of Registrant as Specified in Its Charter)

     NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]     No Fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

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        (2) Aggregate number of securities to which transaction applies

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]     Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date filed:

                                 SMARTPROS LTD.

                   -------------------------------------------
                    NOTICE OF ANNUAL MEETING OF  STOCKHOLDERS
                    TO BE HELD ON JUNE 15, 2006 AT 10:00 A.M.
                   -------------------------------------------

TO THE STOCKHOLDERS OF SMARTPROS LTD.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SmartPros Ltd. ("SmartPros") will be held at the Comfort Inn, 20 Saw Mill River Road, Hawthorne, New York 10532, on Thursday, June 15, 2006 at 10:00 A.M., Eastern Time, for the following purposes:

        1. To elect two (2) Class II directors, each to serve for a term of three years.

        2. To consider and approve an amendment to our 1999 Stock Option Plan to provide for awards of shares of SmartPros restricted common stock.

        3.      To  obtain  advisory   approval  of  the  appointment  of  Holtz
                Rubenstein Reminick LLP as independent auditors of SmartPros for the year ending December 31, 2006.

        4. To transact such other business as may properly be brought before the meeting or any adjournment or postponements thereof.

        The Board of Directors has fixed the close of business on April 20, 2006 as the record date for the determination of the stockholders entitled to notice of and to vote at this meeting and at any adjournment or postponements thereof.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              Allen S. Greene, Chairman

Dated:   Hawthorne, New York
         April 25, 2006

                ----------------------------------------------------------------
IMPORTANT:      Whether or not you expect to attend in person, please complete, sign, date and return the enclosed Proxy at your earliest
                convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING AND RETURNING THE PROXY WILL
                SAVE SMARTPROS THE EXPENSE AND EXTRA WORK OF ADDITIONAL
                SOLICITATION. An addressed envelope for which no postage is required has been enclosed for that purpose. Sending in your
                Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option. If your stock is held through a broker, bank or a
                nominee and you wish to vote at the meeting you will need to obtain a proxy form from your broker, bank or a nominee and present it at the meeting.
                ----------------------------------------------------------------

                                 SMARTPROS LTD.

                               -------------------

                                 PROXY STATEMENT

                               -------------------

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 15, 2006

        This Proxy Statement is furnished to the stockholders of SmartPros Ltd., a Delaware corporation ("SmartPros"), in connection with the solicitation by the Board of Directors (our "Board") of proxies to be used at the 2006 Annual Meeting of Stockholders of SmartPros to be held at the Comfort Inn, 20 Saw Mill River Road, Hawthorne, New York 10532, on Thursday, June 15, 2006 at 10:00 A.M., Eastern Time, and at any adjournments thereof (the "Annual Meeting"). The approximate date on which this Statement and the accompanying proxy will be mailed to stockholders is April 30, 2006.


                           THE VOTING & VOTE REQUIRED

RECORD DATE AND QUORUM

        Only stockholders of record at the close of business on April 20, 2006 (the "Record Date"), are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 5,060,274 outstanding shares of common stock, par value $.0001 per share, ("Common Stock"). Each share of Common Stock is entitled to one vote. Shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted as specified. Shares of Common Stock were the only voting securities of SmartPros outstanding on the Record Date. A quorum will be present at the Annual Meeting if a majority of the shares of Common Stock outstanding on the Record Date are present at the meeting in person or by proxy.

VOTING OF PROXIES

        The persons acting as proxies (the "Proxyholders") pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the Proxyholders will vote the shares represented by the proxy: (i) for the election of the two Class II director nominees named in this Proxy Statement; (ii) for the amendment of the SmartPros 1999 Stock Option Plan to provide for restricted stock grants; (iii) for the appointment of the independent auditors for the year ending December 31, 2006 on an advisory basis; and (iv) in their discretion, on any other business that may come before the meeting and any adjournments of the meeting.

        All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under the SmartPros bylaws and Delaware law:
(1) shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions or non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

VOTING REQUIREMENTS

        ELECTION OF DIRECTORS. The election of directors requires a plurality of the votes cast for the election of directors. Accordingly, the directorships to be filled at the Annual Meeting will be filled by the nominees receiving the highest number of votes. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

        APPROVAL OF AMENDMENT TO THE SMARTPROS 1999 STOCK OPTION PLAN AND ADVISORY APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS. The affirmative vote of a majority of the votes cast for or against the matter by stockholders entitled to vote at the Annual Meeting is required to approve (i) the amendment to the SmartPros 1999 Stock Option Plan; and (ii) the appointment of our independent auditors for the fiscal year ending December 31, 2006. An abstention from voting on this matter will be treated as "present" for quorum purposes. However, since an abstention is not treated as a "vote" for or against the matter, it will have no effect on the outcome of the vote.


                                   PROPOSAL 1
                ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

        Our Board currently consists of six members and is divided into three classes, with two Class I directors, two Class II directors and two Class III directors. Directors serve for three-year terms with one class of directors being elected by our stockholders at each annual meeting.

        At the Annual Meeting, two Class II directors will be elected to serve until the annual meeting of stockholders in 2009 and until each director's successor is elected and qualified. Our Board has nominated Joshua A. Weinreich and Jack Fingerhut for reelection as the Class II directors. The accompanying form of proxy will be voted for the election of Messrs. Weinreich and Fingerhut as directors, unless the proxy contains contrary instructions. Management has no reason to believe that any of Messrs. Weinreich and Fingerhut will not be a candidate or will be unable to serve. However, in the event that either one of them is unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by our Board.

     OUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE FOREGOING NOMINEES
            AND PROXIES THAT ARE SIGNED AND RETURNED WILL BE SO VOTED
                          UNLESS OTHERWISE INSTRUCTED.
                                    * * * * *

         Set forth below is a brief biography of each nominee for election as a Class II director and all other members of our Board who will continue in office.

                   NOMINEES FOR ELECTION AS CLASS II DIRECTORS
                               TERM EXPIRING 2009

        JOSHUA A. WEINREICH, age 46. Mr. Weinreich joined our Board in July 2001. Since January 1, 2006 he has been the chairman of our Compensation and Nominating Committee. He has been a private investor since November 2004. From March 2001 through November 2004, Mr. Weinreich had been the Chief Executive Officer and Global Head of Absolute Return Strategies, a unit of Deutsche Bank. From July 1999 until March 2001, Mr. Weinreich held the position of Regional Head of Deutsche Asset Management in the Americas. Mr. Weinreich received a B.A. in Economics from Cornell University in 1982 and an M.B.A. from the Wharton School of the University of Pennsylvania in 1985.

        JACK FINGERHUT, age 55. Mr. Fingerhut is one of our founders and has been a director since 1981. He was appointed President, effective March 1, 2006. From April 2004 until March 2006 he was Senior Executive Vice President and during this period, from April 2004 through October 18, 2004, he also served as our Treasurer. From 1998 through April 2004 he was President of the Accounting Division and during this period, from July 2002 through October 19, 2004, he was also our Chief Financial Officer. He served as both our Chief Operating and Financial, Officers from 1981 through 1998. In 1973, he received a B.A. degree in History from the University of Maryland and earned his M.B.A. in Accounting from Rutgers University in 1974. He is certified to practice accounting in New Jersey. Mr. Fingerhut is a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants.


                           INCUMBENT CLASS I DIRECTORS
                               TERM EXPIRING 2008

        MARTIN H. LAGER, age 54. Mr. Lager has been serving as the Chairman of our Audit Committee since October 2004 and was appointed a Class I director in March 2006. From April 2004 through March 2006 he served on our Board as a Class III director. Since January 1, 2004, Mr. Lager has been operating his own accounting practice, Martin H. Lager, CPA. From January 1, 1996 through December 31, 2003 Mr. Lager was a partner in the accounting firm of Rubin & Katz LLP where he was the manager of the tax department. Mr. Lager received a B.S. in Accounting from Babson College in 1974 and an M.B.A. in Taxation in 1980 from St. John's University. He is a licensed CPA in the state of New York.

        JOHN J. GORMAN, age 51. Mr. Gorman joined our Board in January 2006. Mr. Gorman has been a partner at Luse, Gorman, Pomerenk & Schick, P.C., a Washington D.C. law firm, since 1994. He specializes in providing both transactional and general corporate and securities law advice to public and private companies. Mr. Gorman is a faculty member of the National Association of Corporate Directors
(NACD), and served as a Commissioner on the 2004 NACD Blue Ribbon Commission on Board Leadership. Mr. Gorman holds a B.S. degree from Brown University in 1976 and a J.D. from Vanderbilt University School of Law in 1979.


                          INCUMBENT CLASS III DIRECTORS
                               TERM EXPIRING 2007

        ALLEN S. GREENE, age 59. Mr. Greene is our Chairman of our Board and Chief Executive Officer, and also Chairman of our Working Values, Ltd. and Skye Multimedia Ltd subsidiaries. Prior to becoming our Chairman he was our Vice Chairman and Chief Executive Officer since April 2001. From August 1997 until December 1999 he was the Senior Executive Vice President, Chief Operating Officer, and Chief Lending Officer of Medallion Financial Corporation, a Nasdaq-listed financial holding company lending to small business. Since 1997, Mr. Greene has been President of Veral & Co. LLC, a private consulting firm that provided general business, financial and M&A advisory services. Veral is currently inactive. Mr. Greene holds an M.B.A. from Baruch College of the City University of New York and a B.B.A. from The Baruch School of the City University of New York in Finance and Investments.

        BRUCE JUDSON, age 47. Mr. Judson has been a director since March 2000. Mr. Judson is a Senior Faculty Fellow at the Yale School of Management. He was first appointed a Faculty Fellow in September 2000. Mr. Judson is also the founder and Chief Executive Officer of Speed Anywhere, Inc., an Internet marketer of broadband, health plans and other services. Mr. Judson served as director of Activeworlds Corp. (OTCBB: AWLD), a provider of Internet-based three-dimensional experiences, from April 2001 through August 2002. He also served as Activeworld's interim Vice President of Finance and Treasurer from June2002 through August 2002. During the past five years, Mr. Judson has also provided business consulting services to various public and private companies. He is the author of GO IT ALONE!

THE SECRET TO BUILDING A SUCCESSFUL BUSINESS ON YOUR OWN (2004), HYPERWARS: 11 STRATEGIES FOR SURVIVAL AND PROFIT IN THE ERA OF ONLINE BUSINESS (1999) and
NETMARKETING: HOW YOUR BUSINESS CAN PROFIT FROM THE ONLINE REVOLUTION (1996). Mr. Judson received an AB in Policy Studies in 1980 from Dartmouth College, a J.D. from the Yale Law School and an M.B.A. from the Yale School of Management in 1984.

        Pursuant to our Certificate of Incorporation, our Board is divided into three classes and none of the classes can have more than one director more than any other class. In March 2006, upon the resignation of William K. Grollman, our former President and Class I director, our Board was left with one Class I director, two Class II directors and three Class III directors. Accordingly, at a duly called meeting of our Board, on March 7, 2006, Mr. Lager resigned from his position as a Class III director and was immediately appointed a Class I director to complete Mr. Grollman's unexpired term.

        All directors attended at least 75% of the aggregate number of meetings of our Board and of all committees of our Board on which that director served during the last full fiscal year.

                               EXECUTIVE OFFICERS

         The following table sets forth the names, ages and principal positions of our executive officers as of April 20, 2006:

NAME                 AGE                           POSITION

Allen S. Greene      59     Chief Executive Officer, Chairman of the Board of
                            Directors, Chairman of Working Values, Ltd. and
                            Chairman of Skye Multimedia Ltd.


Jack Fingerhut       55     President, President of Accounting Division and
                            Director

Stanley P. Wirtheim  56     Chief Accounting and Financial Officer and Treasurer

David M. Gebler      47     Senior Vice President and President, Working Values,
                            Ltd.

Joseph R. Fish       40     Chief Technology Officer


        The principal occupation and business experience for at least the last five years for each executive officer is set forth below (except for Messrs. Greene and Fingerhut, each of whose business experience is discussed above).

        STANLEY P. WIRTHEIM. Mr. Wirtheim became our Chief Accounting and Financial Officer and Treasurer on October 19, 2004, the day our initial public offering was effective. Mr. Wirtheim is a certified public accountant. He works for us four full days per week so that he can maintain his independent accounting practice, Stanley P. Wirtheim, CPA, which he founded in 1997. Prior to his becoming our Chief Accounting and Financial Officer and since 1981 he has performed accounting services for us. Mr. Wirtheim received a B.B.A. in accounting from Baruch College.

        DAVID M. GEBLER. Mr. Gebler joined us in April 2003 as a Senior Vice President and President of our Working Values, Ltd. subsidiary. Mr. Gebler was the founder of Working Values Group, Ltd. and was its President from December 1993 through March 31, 2003. Mr. Gebler received his J.D. from the University of California at Davis in 1984.

        JOSEPH R. FISH. Mr. Fish joined us in November 1998. From November 1, 1998 through December 31, 1999 his title was Vice President of New Media. Since January 1, 2000 he has been our Chief Technology Officer. Mr. Fish attended Embry-Riddle Aeronautical University in Katterbach, Germany.


AUDIT COMMITTEE FINANCIAL EXPERT

        Our Board has determined that the chairman of the audit committee, Mr. Lager, is an "audit committee financial expert," as that term is defined in Item 401(e) of Regulation S-B, and "independent" for purposes of current and recently adopted listing standards of the American Stock Exchange ("AMEX"), where SmartPros' stock is listed and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").


COMMITTEES OF THE BOARD OF DIRECTORS

        Our Board established an Audit Committee and a Compensation and Nominating Committee. The members of both committees are independent for purposes of current and recently adopted AMEX listing standards.

        The chairman of our Audit Committee is Mr. Lager and the other members of the Committee are Messrs. Weinreich and Gorman. All of the members are independent as independence is defined in Section 121(A) of the AMEX listing standards. The Audit Committee meets with management and our independent public accountants to determine the adequacy of internal controls and other financial reporting matters and review related party transactions for potential conflict of interest situations. The Audit Committee met 4 times in 2005.

                             AUDIT COMMITTEE REPORT

        The Audit Committee was established to meet with management and our independent accountants to determine the adequacy of internal controls and other financial reporting matters. Our Board has adopted a written charter for the Audit Committee. The Audit Committee reviewed our audited financial statements for the year ended December 31, 2005 and met with our management to discuss such audited financial statements. The Audit Committee has discussed with our independent accountants, Holtz Rubenstein Reminick LLP, the matters required to be discussed pursuant to Statement on Accounting Standards No. 61, as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Holtz Rubenstein Reminick LLP required by the Independence Standards Board Standard No. 1, as may be modified or supplemented. The Audit Committee has discussed with Holtz Rubenstein Reminick LLP its independence from SmartPros and its management. Holtz Rubenstein Reminick LLP had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to our Board that the audited financial statements be included in the SmartPros Annual Report on Form 10-KSB.


                                                        AUDIT COMMITTEE:


                                                        Martin H. Lager


                                                        Joshua A.Weinreich


                                                        John J. Gorman


        The chairman of the Compensation and Nominating Committee is Mr. Weinreich and the other members of the committee are Messrs. Gorman and Judson. The committee reviews and recommends the compensation and benefits payable to our officers, reviews general policy matters relating to employee compensation and benefits, and administers our various stock option plans and other incentive compensation arrangements. The committee also identifies individuals qualified to become members of our Board and makes recommendations to our Board of new nominees to be elected by stockholders or to be appointed to fill vacancies on our Board. The Compensation and Nominating Committee met 1 time in 2005. Prior to its official formation, members of the committee met on an unofficial basis to discuss committee matters. A copy of the Compensation and Nominating Committee Charter has been posted on our Web site at www.smartpros.com.

        In identifying and recommending nominees for positions on our Board, the Compensation and Nominating Committee places primary emphasis on (i) a candidate's judgment, character, expertise, skills and knowledge useful to the oversight of our business; (ii) a candidate's business or other relevant experience; and (iii) the extent to which the interplay of the candidate's expertise, skills, knowledge and experience with that of other members of our Board will build a board of directors that is effective, collegial and responsive to our needs.

        The Compensation and Nominating Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the committee will take into consideration the needs of our Board and the qualifications of the candidate. Under our bylaws to have a candidate considered by the committee, a stockholder must timely notify our Secretary, Karen Stolzar, by written notice delivered to, or mailed to and received at, our principal executive offices not less than thirty (30) days and not more than sixty (60) days prior to the scheduled annual meeting date, regardless of any postponements, deferrals or adjournments of that meeting to a later date; PROVIDED, HOWEVER, that if less than forty (40) days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A stockholder's notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election to our Board, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to the Exchange Act, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (ii) the name and address of the stockholder making the nomination and any other stockholders known by such stockholder to be supporting such nomination; (iii) the class and number of shares of stock owned by the stockholder on the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such nomination on the date of such stockholder's notice and (iv) any financial interest of the stockholder in such nomination.

        The Compensation and Nominating Committee believes that the minimum qualifications for service as a director of SmartPros are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to our Board's oversight of our business and affairs and an impeccable reputation of integrity and competence in his or her personal or professional activities. The committee's evaluation of potential candidates shall be consistent with our Board's criteria for selecting new directors. Such criteria include an understanding of our business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance our Board's ability to manage and direct our affairs and business, including when applicable, to enhance the ability of committees of our Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements. The committee may also receive suggestions from current members of our Board, executive officers or other sources, which may be either unsolicited or in response to requests from the committee for such candidates. In addition, the committee may also, from time to time, engage firms that specialize in identifying director candidates.

        Once a person has been identified by the committee as a potential candidate, the committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the committee determines that the candidate warrants further consideration, the chairman or another member of the committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on our Board, the committee may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate. The committee will consider all such information in light of information regarding any other candidates that the committee might be evaluating for membership on our Board. In certain instances, the committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder.

COMMUNICATIONS WITH DIRECTORS

         Our Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of our Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with our Board, any individual director or any group or committee of directors, correspondence should be addressed to our Board or any such individual directors or group or committee of directors by either name or title, care of the Secretary. All such correspondence should be sent to our principal executive offices or by e-mail to the Secretary at info@smartpros.com. All communications received as set forth in the preceding paragraph will be opened by the Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for our Board will be forwarded promptly to the addressee. In the case of communications to our Board or any group or committee of directors, the Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.


        It is our policy that directors are invited and encouraged to attend the Annual Meeting.

ENGAGEMENT OF NEW INDEPENDENT ACCOUNTANTS

        On November 22, 2004 (the "Engagement Date"), we engaged Holtz Rubenstein Reminick LLP as our new independent public accountants and dismissed McGladrey & Pullen, LLP. The decision to change accountants was recommended and approved by our Audit Committee.

        The audit reports of McGladrey & Pullen, LLP on our financial statements for the years ended December 31, 2002 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with their audits of the years ended December 31, 2002 and 2003 and reviews of our financial statements for year 2004 through November 22, 2004, there were no disagreements with them on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction would have caused them to make reference thereto in their report on the financial statements for such years.

        For the years ended December 31, 2002 and 2003 and through the Engagement Date in year 2004, we have not consulted with Holtz Rubenstein Reminick LLP on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, in each case where a written report was provided or oral advice was provided that Holtz Rubenstein Reminick LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

        The aggregate fees billed by our principal accounting firm, Holtz Rubenstein Reminick LLP, for the fiscal years ended December 31, 2005 and 2004 are as follows:

                                                      2005              2004
                                                   ----------        -----------
Audit fees                                          $55,500(1)       $ 60,185(2)
                                                   ----------        -----------
Audit-related fees
TOTAL AUDIT AND AUDIT-RELATED FEES                  $55,500          $ 60,185
Tax fees                                                 --                --
All other fees                                      $ 1,400          $150,238(3)
                                                   ----------        -----------
      TOTAL FEES                                    $56,900          $210,423
                                                   ==========        ===========



------------

(1) Includes $10,500 of fees billed for services rendered in connection with their review of our Form 10-QSBs for the quarters ended March 31, June 30, and September 30, 2005.

(2) Includes $15,185 of fees billed by McGladrey & Pullen, LLP for services rendered in connection with their review of our Form 10-QSB for the quarter ended September 30, 2004.

(3) Includes the following fees billed by McGladrey & Pullen, LLP: (1) $140,238 for services rendered in connection with our October 2004 initial public offering; and (2) $10,000 for services rendered in connection with our Form 10-KSB for the year ended December 31, 2004.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

        The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.

                                   PROPOSAL 2
             APPROVAL OF AN AMENDMENT TO THE 1999 STOCK OPTION PLAN
                    TO PROVIDE FOR AWARDS OF RESTRICTED STOCK

        On March 7, 2005, our Board adopted resolutions approving an amendment to our 1999 Stock Option Plan (the "Plan") to include grants of up to 200,000 shares of SmartPros restricted common stock ("Restricted Stock") from the number of shares available for issuance thereunder and directing that the proposed amendment be submitted to a vote of the stockholders at the Annual Meeting. Our Board determined that the amendment is in our best interest and the best interest of our stockholders, and unanimously recommends approval by the stockholders.

BACKGROUND AND REASONS FOR THE PROPOSAL

        Our Board believes that ability to grant shares of Restricted Stock as well as options will enhance our ability to provide incentives to employees, directors and consultants whose performance contribute to our long-term success and growth, to strengthen our ability to attract and retain employees, directors and consultants of high competence, to increase the identity of interests of such people with those of stockholders and to help build loyalty to SmartPros through recognition and the opportunity for stock ownership.

        In 1999, our Board adopted the Plan which was subsequently approved by our stockholders. We registered under the Securities Act of 1933, as amended (the "Securities Act"), the shares issuable upon the exercise of options granted or to be granted pursuant to the Plan in a Registration Statement on Form S-8, File No. 333-123943, filed on April 8, 2005. As a result of this registration under the Securities Act, an optionee who is not an "affiliate" may resell the shares of the Common Stock received upon exercise immediately and an optionee who is an "affiliate" (I.E., a director or an executive officer) may resell pursuant to the exemption of Rule 144 under the Securities Act without compliance with any holding period under paragraph (d) of Rule 144. The Plan originally provided for the grant of options to purchase shares of Common Stock to directors, officers, employees and consultants of SmartPros. Non-qualified stock options may be granted to directors, officers, employees and consultants. Incentive stock options, as such form is defined in Section 422 of the Internal Revenue Code (the "Code"), may be granted only to employees. The term of the Plan is for ten years and it provides for the grants of options to purchase an aggregate of 882,319 shares of Common Stock. The Plan is administered by our Board (and not the Compensation Committee).

TERMS OF GRANTS

RESTRICTED STOCK AWARDS

        As amended, Restricted Stock may be granted under the Plan to employees, directors and consultants in addition to incentive stock options, which may be granted only to employees, and to non-qualified stock options, which may be granted to employees, directors and consultants. Restricted Stock awards are subject to forfeiture unless certain time and/or performance requirements are satisfied.

OPTIONS AWARDS

        The Plan, consistent with the provisions of the Code, provides that the exercise price of an incentive stock option shall not be less than the fair market value of Common Stock on the date of grant, except that, if the employee owns stock possessing more than 10% of the total combined voting power of all classes of stock, the exercise price of the option must be at least 110% of the fair market value of Common Stock on the date of grant and the incentive stock option cannot be exercised after five years from the date of grant. No stock option granted has, and no option to be granted under the Plan may have, a term in excess of ten years. The exercise price of a non-statutory or non-qualified option may be less than the fair market value on the date of grant.

        The number of shares subject to an outstanding option and the exercise price thereof are subject to adjustment in the event of a stock dividend, stock split, reorganization, recapitalization, combination of shares, change in corporate structure or similar events. No fractional shares will be issued upon exercise and we have no obligation to pay for such fractional share.

        The provisions described in this paragraph are applicable to future options: If the optionee's employment terminates for any reason other than his or her death or disability, he or she may, for a period of up to three months, may exercise the option to the extent exercisable upon the date of termination. If the optionee's employment terminates because of his or her total and permanent disability (as defined in the Internal Revenue Code), the optionee will have 12 months within which he or she can exercise the stock option to the extent it was exercisable on the date of termination. In the event of other disability causing termination, the optionee may have six months (three months in the event the optionee wants continuous treatment of the stock option as an incentive stock option) to exercise the stock option to the extent exercisable upon the date of termination. If the optionee dies, his estate may exercise the stock option to the extent exercisable upon the date of death of the optionee, whether it occurred during the initial term or during the three, six or 12-month periods described in the three preceding sentences. In no event may a stock option be exercised beyond its original expiration date. Similar provisions are applicable to optionees who are not employees.

        For a consultant to be eligible to receive a grant of a stock option under the Plan, the optionee must be a natural person and the services rendered to us must be of a bona fide nature and not in connection with the offer or sale of our securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for our securities.


FEDERAL INCOME TAX CONSEQUENCES

        NON-QUALIFIED STOCK OPTIONS. The grant of non-qualified stock options will have no immediate tax consequences to us or the optionee. The exercise of a non-qualified stock option will require the optionee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, the optionee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.

        We will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the optionee is in receipt of income in connection with the exercise of a non-qualified stock option.

        INCENTIVE STOCK OPTIONS. The grant of an incentive stock option will have no immediate tax consequences to the employee. Beginning in 2006, companies will be required to recognize an immediate expense from the grant of incentive stock options. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a "disqualifying disposition"), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee's alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

        RESTRICTED COMMON STOCK. Generally, unless the participant elects, pursuant to Section 83(b) of the Code to recognize income in the taxable year which the Restricted Stock had been awarded, the participant is required to recognize income for federal income tax purposes in the first taxable year during which the participant's rights over the Restricted stock are transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. At such time, we will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes.

        Immediately following approval, the approximate number of employees who will be eligible to participate in the Plan is 75, the approximate number of non-employee board members who will be eligible to participate in the Plan is four and we do not currently have any consultants that we are considering for participation in the Plan. At April 1, 2006, options covering a total of 371,496 shares of the Common Stock were outstanding under the Plan at a weighted average exercise price of $4.72 per share, leaving a balance of 481,363 shares eligible for future grants.

    OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF AMENDMENT TO THE 1999 STOCK OPTION PLAN TO PROVIDE FOR AWARDS OF RESTRICTED
                                      STOCK
                                    * * * * *


                                   PROPOSAL 3
          ADVISORY APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS

        Holtz Rubenstein Reminick LLP has been our independent auditors since November of 2004. Their audit report appears in our annual report for the fiscal year ended December 31, 2005. A representative of Holtz Rubenstein Reminick LLP will be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

        Selection of the independent accountants is not required to be submitted to a vote of our stockholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. The Audit Committee expects to appoint Holtz Rubenstein Reminick LLP to serve as independent auditors to conduct an audit of SmartPros' accounts for the 2006 fiscal year.However, our Board is submitting this matter to SmartPros stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain Holtz Rubenstein Reminick LLP, and may retain that firm or another without re-submitting the matter to the stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of SmartPros and the stockholders.

           OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL
            AND PROXIES THAT ARE SIGNED AND RETURNED WILL BE SO VOTED
                           UNLESS OTHERWISE INSTRUCTED
                                    * * * * *

      EXECUTIVE COMPENSATION AND TRANSACTIONS WITH DIRECTORS, OFFICERS AND
                               PRINCIPAL HOLDERS

         The following table sets forth information regarding compensation awarded to, earned by, or paid to our Chief Executive Officer and our four most highly compensated executive officers, whose compensation exceeded $100,000 in 2005 (the "Named Executives"), for all services rendered to us in all capacities during the last three completed fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                                         LONG TERM
                                                                   ANNUAL COMPENSATION                 COMPENSATION
                                                                                                      ----------------
                                                                                                        SECURITIES
                                                                                                        UNDERLYING
NAME AND PRINCIPAL POSITION                   YEAR             SALARY                BONUS               OPTIONS(1)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Allen S. Greene, Chairman of the              2005         $  254,140           $     ----                  ---
Board, Chief Executive Officer and            2004         $  230,208           $   148,000(3)              ---
Chairman of Working Values, Ltd. (2)          2003         $  225,000           $     ----                  ---
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
William K. Grollman, President,               2005         $  207,681           $     ----                  ---
Secretary and Director (4)                    2004         $  201,015           $     1,000                 ---
                                              2003         $  201,522           $     ----                  ---
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Jack Fingerhut, President, President          2005         $  174,765           $     ---                   ---
of Accounting Division and Director (5)       2004         $  155,181           $     5,000                 ---
                                              2003         $  151,522           $     ----                  ---
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Joseph R. Fish, Chief Technology              2005         $  154,140           $     ----                15,000
Officer                                       2004         $  141,667           $     3,250                 ---
                                              2003         $  121,468           $     ----                  ---
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
David M. Gebler, Senior Vice                  2005         $  189,706           $     ----                  ---
President, President of Working               2004         $  181,015           $     3,250                 ---
Values, Ltd. (6)                              2003         $  135,000           $     ----                25,850
----------------------------------------------------------------------------------------------------------------------



-------------------

(1)  Common Stock

(2)  Appointed  to the position of Chairman of the Board,  effective  January 1,
     2006

(3) Includes, a cash bonus of $6,000 and the assumed value of 40,000 shares of restricted common stock granted on October 19, 2004, based on the $3.55 closing price of the common stock on November 22, 2004, the first day it traded on the AMEX. 10,000 shares vested immediately and 10,000 shares will vest on each of October 19, 2005 - 2007.

(4)  Resigned from all positions, effective as of March 1, 2006.

(5) Appointed to the position of President of SmartPros, effective as of March 1, 2006 upon the resignation of William Grollman. Mr. Fingerhut served as our Chief Financial Officer through October 19, 2004.

(6) Employment commenced in April 2003.

OPTIONS HELD BY NAMED EXECUTIVES

OPTION GRANTS IN 2005

         The following tables show certain information with respect to incentive and non-qualified stock options granted in 2005 to the Named Executives under SmartPros' 1999 Stock Option Plan who received options and the aggregate value at December 31, 2005 of such options. The per share exercise price of all options is equal to the fair market value of a share of Common Stock on the date of grant. No options granted to any Named Executives have been exercised.

                          INDIVIDUAL GRANTS OF OPTIONS

                         NUMBER OF SHARES OF       PERCENT OF TOTAL
                            COMMON STOCK          OPTIONS GRANTED TO     EXERCISE PRICE
      NAME               UNDERLYING OPTION #       EMPLOYEES IN 2005        ($/SH)         EXPIRATION DATE
 ---------------       -----------------------    -------------------    --------------   ----------------

Joseph R. Fish (1)          15,000                   100%                  $3.44           October 3, 2015

---------

(1) The stock option granted on 10/03/05 vests as follows: i) for 3,750 shares on the grant date and ii) for 3,750 additional shares on each of the 1st 2nd and 3rd anniversaries of the grant date, respectively.


2005 YEAR-END OPTION VALUES

         The table below provides information with respect to the number and aggregate value of unexercised options held by those executives as of December 31, 2005. The per share exercise price of all options was equal to, or above, the estimated fair market value of a share of common stock on the date of grant.

                                  NUMBER OF SHARES UNDERLYING
                                  UNEXERCISED OPTIONS AT FISCAL              VALUE OF UNEXERCISED IN-THE-MONEY
                                  YEAR-END (#)                               OPTIONS AT FISCAL YEAR-END ($)(1)
                                 ---------------------------------------    -----------------------------------------
 NAME                              EXERCISABLE         UNEXERCISABLE          EXERCISABLE         UNEXERCISABLE
-------                          ----------------    -------------------    ----------------    ---------------------
Allen S. Greene                       129,249                 --               $20,422(2)                 --

Joseph R. Fish                        38,647                11,250                 $0                     $0

David M. Gebler                       10,340                15,510                 $0                     $0

---------

(1) The closing market price of our common stock on December 31, 2005 was $3.20 per share.

(2) For the purposes of this calculation, value is based upon the difference between the exercise price of the exercisable options and the per share stock price at December 31, 2005.


EMPLOYMENT AGREEMENTS

         We have employment agreements with each of the Named Executives and our Chief Financial Officer.

         The employment agreement with (i) Allen S. Greene, dated as of May 1, 2004, is for a term of three years but renews automatically for a new three-year term at the end of the first year of each three-year term unless either party gives notice before the end of the first year of each three year term of its intention not to renew the agreement. Mr. Greene's annual base salary for 2006 is $262,500; (ii) William K. Grollman, dated as of April 1, 2003, was for a term of three years with an annual base salary of $210,000. On March 1, 2006, Mr. Grollman resigned from the positions he held with us but remained our employee through March 31, 2006; (iii) David M. Gebler, upon renewal in 2006, was extended by us through March 31, 2008. Mr. Gebler's annual base salary is $180,000; (iv) Jack Fingerhut, dated as of October 1, 2005, is for a term of three years with an annual base salary of $185,000; (v) Joseph Fish, dated as of October 1, 2005, is for a term of two years with an annual base salary of $162,500; and (vi) Stanley Wirtheim, our Chief Financial Officer, dated as of July 1, 2005, is for a term of three years starting with an annual base salary of $117,000 which automatically increases annually as he devotes more time to us during the term of his agreement up to a maximum of $147,000. Generally, the base salary of each of the aforementioned executives are reviewed annually by our Board and will be subject to increase based on their review.

         Generally, each employment agreement provides, among other things, for additional compensation and benefits including bonuses at times and amounts determined in the discretion of our Board, for fringe benefits commensurate with the executive's duties and responsibilities and for participation in all employee benefit programs or plans maintained by SmartPros on the same basis as other similarly situated executive employees. In addition to the foregoing, Mr. Gebler was entitled to a non-discretionary bonus equal to 23.335% of the net profits of Working Values in excess of $10,000 in each of the two years beginning April 1, 2003, but in no event more than $175,000 in the aggregate. Upon the expiration of the two year period no amount has been earned or paid to Mr. Gebler.

         Under each agreement, we, for cause or without cause, may terminate employment immediately and without notice. Termination by us without cause or in the case of Mr. Gebler, by him for good reason, would subject us to liability for liquidated damages. Generally, liquidated damages include payment of an amount equal to the base salary at the then current rate for the remaining term of their respective employment agreements, a bonus equal to the highest annual bonus received in the last five years multiplied by the number of years or fraction thereof and, for the remaining term of the employment agreement, the right to the same benefits at the same levels. In addition to the foregoing, Mr. Gebler will be entitled to receive a non-discretionary bonus, if any, and all of his stock options will immediately become exercisable. Finally, the employment agreements for Mr. Greene and Mr. Grollman provide that if we do not extend the employment term for at least one three-year term after the expiration of the initial term at a fixed minimum base salary defined in the agreement, the executive is entitled to a lump sum payment equal to 50% of his then base salary. Upon Mr. Grollman's resignation from the positions he held with us on March 1, 2006, he agreed to waive his rights to an extension under his employment agreement.

         In addition to the foregoing, in the case of Messrs. Greene, Wirtheim and Fish, upon the occurrence of a change in control (as defined in their respective employment agreements) we would also be subject to liability for liquidated damages of varying amounts if any of their positions change and or salaries reduced.

LIMITATION OF DIRECTORS' LIABILITY AND INDEMNIFICATION

         Our certificate of incorporation limits the liability of individual directors for specified breaches of their fiduciary duty. The effect of this provision is to eliminate the liability of directors for monetary damages arising out of their failure, through negligent or grossly negligent conduct, to satisfy their duty of care, which requires them to exercise informed business judgment. The liability of directors under the federal securities laws is not affected. A director may be liable for monetary damages only if a claimant can show receipt of financial benefit to which the director is not entitled, intentional infliction of harm on us or on our shareholders, a violation of section 174 of the Delaware General Corporation Law (dealing with unlawful distributions to shareholders effected by vote of directors), and any amended or successor provision thereto, or an intentional violation of criminal law.

         Our certificate of incorporation also provides that we will indemnify each of our directors or officers, and their heirs, administrators, successors and assigns against any and all expenses, including amounts paid upon judgments, counsel fees, and amounts paid or to be paid in settlement before or after suit is commenced, actually and necessarily incurred by such persons in connection with the defense or settlement of any claim, action, suit or proceeding, in which they, or any of them are made parties, or which may be asserted against them or any of them by reason of being, or having been, directors or officers of the corporation, except in relation to such matters in which such director or officer shall be adjudged to be liable for his own negligence or misconduct in the performance of his duty.

         There is no pending litigation or proceeding involving any of our directors, officers, employees or agents in which we are required or permitted to provide indemnification, except as set forth under Certain Relationships and Related Party Transactions. We are also not aware of any threatened litigation or proceedings that may result in a claim for indemnification.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or controlling persons under our certificate of incorporation, we have been informed that, in the opinion of the SEC, indemnification is against public policy as expressed in the Securities Act and is unenforceable.

COMPENSATION OF DIRECTORS

         Our directors receive an annual fee of $5,000, payable in equal quarterly installments, and $500 plus reimbursement for actual out-of-pocket expenses in connection with each board meeting attended in person and $200 for each board meeting attended telephonically. The head of the Audit Committee receives an annual fee of $1,000, payable in equal quarterly installments. Each member of the audit, compensation and nominating committees receives $500 for each committee meeting he attends in person and $200 for each audit committee meeting attended telephonically unless the meeting immediately precedes or follows a board meeting, in which case he will receive $200 for attending in person or $100 if he attends by telephone.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

         The following table sets forth information regarding the beneficial ownership of our common shares as of April 1, 2006:

     o each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding common shares;

     o    each of our directors:

     o    each Named Executive in the Summary Compensation Table above; and

     o    all of our directors and executive officers as a group.

         Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all of the common shares owned by them. The individual shareholders have furnished all information concerning their respective beneficial ownership to us.

NAME AND ADDRESS OF           COMMON SHARES           PERCENT OF COMMON SHARES
BENEFICIAL OWNER (1)       BENEFICIALLY OWNED(2)         BENEFICIALLY OWNED
-----------------------    ---------------------   ----------------------------
Allen S. Greene                305,728(3)                     5.9%
Jack Fingerhut                 156,193                        3.1%
David M. Gebler                 15,510(4)                       *
Joseph R. Fish                  38,647(4)                       *
Stanley P. Wirtheim             5,000(4)                        *
Martin H. Lager                 8,000(5)                        *
Bruce Judson                    10,132(6)                       *
Joshua A. Weinreich            223,531(7)                     4.4%
John J. Gorman                  27,250(8)                       *
All directors and
executive officers
as a group (9 persons)         789,911(9)                    15.1%
------------------------
*Less than 1%

(1) All addresses are c/o SmartPros Ltd., 12 Skyline Drive, Hawthorne, New York 10532.

(2) According to the rules and regulations of the SEC, common stock that a person has a right to acquire within 60 days of the date of this report are deemed to be beneficially owned by that person and outstanding for the purpose of computing the percentage ownership of that person, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3) Includes 129,249 shares underlying outstanding options and 20,000 shares of common stock that will vest ratably on each of October 19, 2006-2007.

(4)  Reflects shares underlying outstanding options.

(5) Includes 5,000 shares underlying outstanding options and 1,000 shares held by the Irwin lager Trust of which Mr. Lager is a co-trustee and a 1/3rd beneficiary. Mr. Lager disclaims beneficial ownership of the shares held by the trust except to the extent of his pecuniary interest therein.

(6)  Includes 6,979 shares underlying outstanding options.

(7)  Includes 9,306 shares underlying outstanding options.

(8)  Includes 2,250 shares underlying outstanding options.

(9)  Includes 211,941 shares underlying outstanding options.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

         To attract and retain the personnel necessary for our success, our Board and our stockholders adopted our 1999 Stock Option Plan. A total of 882,319 shares of common stock have been reserved for issuance upon exercise of options granted under the plan. As of April 1, 2006 options covering 371,496 shares are issued and outstanding. The compensation committee of our Board administers the plan. The plan covers employees and others who perform services for us, which would include directors and consultants. The administrator of the plan, whether our Board or the compensation committee, determines who is eligible to receive these incentive stock options, how many options they will receive, the term of the options, the exercise price and other conditions relating to the exercise of the options. Stock options granted under the plan must be exercised within a maximum of 10 years from the date of grant at an exercise price that is not less than the fair market value of the common shares on the date of the grant. Options granted to stockholders owning more than 10% of our outstanding common shares must be exercised within five years from the date of grant and the exercise price must be at least 110% of the fair market value of the common shares on the date of the grant.

         The following table sets forth information as of December 31, 2005 relating to all of our equity compensation arrangements.


                                NUMBER OF SECURITIES TO        WEIGHTED AVERAGE          NUMBER OF SECURITIES
                                BE ISSUED UPON EXERCISE       EXERCISE PRICE OF         REMAINING AVAILABLE FOR
                                 OF OUTSTANDING OPTIONS      OUTSTANDING OPTIONS         FUTURE ISSUANCE UNDER
                                      AND WARRANTS               AND WARRANTS          EQUITY COMPENSATION PLANS
                                -------------------------    ---------------------     --------------------------
Equity compensation plans
approved by stockholders (1)         406,531                     $4.67                       470,886

(1)  The 1999 Stock Option Plan.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In February 2002, we sold 2,000 shares of our Series A Convertible Preferred Stock to our President, William K. Grollman. The purchase price for these shares, $200,000, was reflected in a secured promissory note in the original principal amount of $200,000. The note accrues interest at the rate of 5.5% per annum and the entire principal amount and all accrued interest is due and payable on February 14, 2007. As security for the repayment of this note, Mr. Grollman pledged 41,359 shares of common stock that he owns and 2,000 shares of Series A Convertible Preferred Stock, which has since been converted into 82,719 shares of common stock.

         In April 2003, we acquired assets from Working Values Group, Ltd. David Gebler, Senior Vice President and the President of our Working Values subsidiary, was the principal stockholder of Working Values Group. As part of the purchase price, we agreed to pay Mr. Gebler a non-discretionary bonus equal to 26.665% of the net profits (as defined) of Working Values in excess of $10,000 in each of the two years beginning April 1, 2003, but in no event more than $200,000 in the aggregate. This is in addition to any amount payable to Mr. Gebler under his employment agreement. Upon the expiration of the two year period no amount has been earned or paid to Mr. Gebler.

         Before joining us in 2004 as our Chief Accounting and Financial Officer and Treasurer, Stanley P. Wirtheim provided us with accounting services. We paid him at the rate of $5,000 per month, or $60,000 per year.

         On August 3, 2004, our Board authorized the issuance of 40,000 shares of common stock to Allen S. Greene, our chief executive officer for services rendered. The shares were issued to Mr. Greene on October 19, 2004. Of the 40,000 shares issued, 10,000 shares vested immediately and 10,000 shares will vest on each of October 19, 2005, 2006 and 2007. Mr. Greene is deemed the owner of these shares as of the date of grant and, as such, will be entitled to vote them on all matters presented to stockholders for a vote and will be entitled to dividends, if any, payable on our common stock. If Mr. Greene terminates his employment with us voluntarily or we terminate him for "cause," as defined in his employment agreement, any unvested shares will be forfeited and will revert back to us. If Mr. Greene's employment with us is terminated without "cause," or if his employment is terminated as a result of his death or disability (as defined in his employment agreement), or if we experience a change in control (as defined in his employment agreement) any unvested shares will immediately vest. The issuance was exempt from registration under Sections 4(2) and 4(6) of the Act.

         Our Board approved the issuance of shares to Mr. Greene on the basis of its belief that the stock grant is appropriate and meets four important business needs. First, the grant recognizes Mr. Greene's outstanding performance by achieving positive cash flows, profitability in the second quarter of 2004 and positioning the company for an initial public offering. Second, it provides a meaningful retention tool. Third, it ties his personal financial benefit to that of the company. Fourth, it is a positive factor for future investors who want to see top management having a substantial personal financial interest in the future of the company.

LEGAL PROCEEDINGS

         SmartPros is not aware of any legal proceedings in which any director, officer or affiliate of SmartPros, any beneficial owner of record of more than five percent of any class of voting securities of SmartPros, or any associate of any such director, officer, affiliate, or security holder is a party adverse to SmartPros or has a material interest adverse to SmartPros.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires SmartPros' officers and directors, and persons who own more than ten percent (10%) of a registered class of the SmartPros' equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish SmartPros with copies of all Section 16(a) forms they file.

         To the best of our knowledge, based solely on review of the copies of such forms furnished to us, or written representations that no other forms were required, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent (10%) stockholders were complied with during 2005. With respect to any former directors, officers, and ten percent (10%) stockholders, we do not have any knowledge of any known failures to comply with the filing requirements of Section 16(a).

                                  MISCELLANEOUS

OTHER MATTERS

         The management knows of no other business which will be presented for consideration at the Annual Meeting other than that stated in the notice of meeting.

STOCKHOLDER PROPOSALS

         Stockholders interested in presenting a proposal for consideration at the annual meeting of stockholders in 2007 must follow the procedures found in Rule 14a-8 under the Exchange Act and our bylaws. To be eligible for inclusion in our 2007 proxy materials, all qualified proposals must be received by our Secretary no later than December 24, 2006. Stockholder proposals submitted thirty (30) or more, but less than sixty (60), days before the scheduled date for the 2007 annual meeting may be presented at the annual meeting if such proposal complies with our bylaws, but will not be included in our proxy materials; PROVIDED, HOWEVER, that if less than forty (40) days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A stockholder's notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election to our Board, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors in an election contest, or is otherwise required, in each case pursuant to the Exchange Act including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (ii) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal or nomination to amend our bylaws, the language of the proposed amendment; (iii) the name and address of the stockholder making the proposal or nomination and any other stockholders known by such stockholder to be supporting such proposal; (iv) the class and number of shares of stock owned by the stockholder on the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such proposal or nomination on the date of such stockholder's notice; and (v) any financial interest of the stockholder in such proposal or nomination.

SOLICITATION OF PROXIES

     The cost of this proxy solicitation and any additional material relating to the meeting which may be furnished to the stockholders will be borne by us. In addition, solicitation by telephone, telegraph or other means may be made personally, without additional compensation, by our officers, directors and regular employees. We also will request brokers, dealers, banks and voting trustees and their nominees holding shares of record but not beneficially to forward proxy soliciting material to beneficial owners of such shares, and upon request, will reimburse them for their expenses in so doing.

         EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Allen Greene
                                              ----------------------------------
                                              Allen Greene, Chairman

Dated:   Hawthorne, New York
         April 25, 2006

                           APPENDIX I (FORM OF PROXY)

                                 SMARTPROS LTD.
                                    P R O X Y
                     FOR ANNUAL MEETING OF THE STOCKHOLDERS
                                  JUNE 15, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Allen S. Greene and Jack Fingerhut, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of SmartPros Ltd. ("SmartPros ") to be held at the Comfort Inn, 20 Saw Mill River Road, Hawthorne, New York 10532, on Thursday, June 15, 2006 at 10:00 A.M., Eastern Time and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of SmartPros held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

Please mark "X" your votes as indicated:

1. ELECTION OF CLASS II DIRECTORS: Joshua A. Weinreich and Jack Fingerhut

FOR election of all nominees       [ ]

WITHHOLD vote from all nominees    [ ]

FOR all nominees,                  [ ]
EXCEPT for nominee(s) listed below from whom Vote is withheld.

--------------------------------------------------------------

2. Approval of an amendment to the SmartPros 1999 Stock Option Plan to provide for awards of shares of SmartPros restricted common stock.

FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

3. Advisory approval of the appointment of Holtz Rubenstein Reminick LLP as independent auditors for SmartPros for the year ending December 31, 2006.

FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

                              (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE)
--------------------------------------------------------------------------------
                                    FOLD HERE

--------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

         The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

                                      Dated:                           , 2006


                                      ---------------------------------------
                                          Signature of Stockholder

                                      ---------------------------------------
                                          Signature of Stockholder

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

IMPORTANT - PLEASE FILL IN, SIGN AND RETURN PROMPTLY USING THE ENCLOSED
ENVELOPE.